LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2021
LOSS PER SHARE
Schedule of loss per share

	For the year ended
	December 31
	2021	2020
Calculation of basic earnings per share:
Net loss	(17,050)	(17,563)
Loss attributed to ordinary shareholders in USD	(17,050)	(17,563)
Weighted average number of ordinary shares	17,902,000	17,551,000
Basic and diluted loss per share attributed in USD	(0.95)	(1.00)